T. Rowe Price Global Stock Fund

Supplement to summary prospectus dated March 1, 2012

The portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2012, David J. Eiswert will replace Robert N. Gensler as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is April 10, 2012.

F113-041-S 4/10/12